AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) ↓	RATING DO-A4A		
2. CONTRACT (Proc. Inst. Ident.) NO. M67854-05-D-5091	3. EFFECTIVE DATE SEE BLOCK 20C	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. BASIC AWARD DOCUMENT	

5. ISSUED CODE M67854
COMMANDING GENERAL
MARCORSYSCOM
ATTN: GTES/CT05, T.J. McGINN
2200 LESTER STREET
QUANTICO, VA 22134
TEL: (703) 432-3717

6. ADMINISTERED BY (If Other than 5) CODE S1103A
DCMA ATLANTA
SOUTH CAROLINA OPERATIONS TEAM
2300 LAKE PARK DRIVE, SUITE 300
SMYRNA, GA 30080-4091
ACO: KAREN BENNER (803) 751-6877

7. NAME AND ADDRESS OF CONTRACTOR (No, Street, City, County, State and ZIP CODE)
FORCE PROTECTION, INDUSTRIES, INC.
9801 HIGHWAY 78, #3
LADSON, SOUTH CAROLINA 29456

PHONE: (843) 740-7015
Mike Aldrich (203)912-1350

CODE 1EFH8. FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See section F)

9. DISCOUNT FOR PROMPT PAYMENT
NET 30

10. SUBMIT INVOICES (4 Copies unless otherwise specified) TO THE ADDRESS SHOWN IN: ↓
ITEM SEE SECT G

11. SHIP TO/MARK FOR CODE
SEE SECTION F

12. PAYMENT WILL BE MADE BY CODE HQ0338
DFAS COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
PO BOX 182264
COLUMBUS, OHIO 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION.
[X] 10 U.S.C. 2304 (c) (2) [ ] 41 U.S.C. 253(c) ( )

14. ACCOUNTING AND APPROPRIATION DATA
SEE SECTION G

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SECTION B				
				15G. TOTAL AMOUNT OF CONTRACT	$

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return______copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) the award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number __________including the additions or changes made by you which additions or changes are set forth in full above. Is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) the award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)
MICHAEL M. ALDRICH, VICE PRESIDENT, FORCE PROTECTION, INC.

20A. NAME OF CONTRACTING OFFICER
TERENCE J. McGINN, CONTRACTING OFFICER, UNITED STATES MARINE CORPS

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED
BY [signature] (Signature of person authorized to sign)	13 May 2005	BY [signature] (Signature of Contracting Officer)	13 May 2005